UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 12, 2004


                            Y-Tel International, Inc.
             (Exact name of registrant as specified in its charter)



           Delaware                    000-33327                13-4151225
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
       of incorporation)                                     Identification No.)



             1100 NW 163rd Drive, North Miami Beach Florida        33169
                (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code: (305)623-1140


                           Consolidated Pictures Corp.
          (Former name or former address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


    |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.


(a) Financial Statement of Businesses Acquired.

Unaudited balance sheet of Y-Tel International, LLC as of June 30, 2004 and the related unaudited statements of income, members' equity and cash flows for the six months ended June 30, 2004.


(b) Pro Forma Financial Information.

The pro forma financial information required by Article 11 of Regulation S-X has not been presented because the Registrant had no operations at the time of the reverse-merger acquisition.


(c) Exhibits.

                  None







                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Y-TEL INTERNATIONAL, INC.
                                             -------------------------
                                                     REGISTRANT



Date: December 29, 2004                      By: /s/ Steve Lipman
                                             ----------------------------
                                                 Steve Lipman, President

                                    Y-TEL INTERNATIONAL, L.L.C. AND SUBSIDIARIES

                                                                           INDEX
--------------------------------------------------------------------------------



Financial Statements:

     Consolidated Balance Sheet..........................................1

     Consolidated Statement of Operations................................2

     Consolidated Statement of Members' Equity...........................3

     Consolidated Statement of Cash Flows................................4

     Notes to Consolidated Financial Statements..........................5

                                    Y-TEL INTERNATIONAL, L.L.C. AND SUBSIDIARIES
                                                      CONSOLIDATED BALANCE SHEET
--------------------------------------------------------------------------------
                                                                June 30, 2004
                                                               -----------------
ASSETS                                                            (Unaudited)


Current assets:
     Cash                                                          $    13,870
     Accounts receivable                                               103,457
     Prepaid expenses                                                   23,060
     Due from members                                                   50,875
     Note receivable                                                    25,000
                                                                   -----------
         Total current assets                                          216,262

Fixed assets, net                                                      535,248

Equipment installation in process                                      454,164

Deposits                                                                81,562
                                                                   -----------

                                                                   $ 1,287,236
LIABILITIES AND MEMBERS' EQUITY

Current liabilities:
     Accounts payable and accrued expenses                         $   322,175
     Due to related parties, net                                       264,461
     Due to member                                                     227,000
     Unearned income                                                    18,427
                                                                   -----------
         Total current liabilities                                     832,063
                                                                   -----------
Members' equity:
     Members' capital, 10,000,000 member units authorized,
       8,215,605 member units issued and outstanding                 1,679,302
     Deferred compensation                                             (14,000)
     Accumulated deficit                                            (1,210,129)
                                                                   -----------
         Total members' equity                                         455,173
                                                                   -----------
                                                                   $ 1,287,236












--------------------------------------------------------------------------------
                     See accompanying notes to consolidated financial statements

                                    Y-TEL INTERNATIONAL, L.L.C. AND SUBSIDIARIES
                                            CONSOLIDATED STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------



                                                             For The Six Months
                                                             Ended June 30, 2004
                                                             -------------------
                                                                 (Unaudited)

Net sales                                                      $       521,437
                                                               ---------------
Operating expenses:
     Satellite, bandwidth and other telecommunications expenses        430,369
     Contract labor paid to related party                              142,297
     Other personnel costs                                             302,733
     Other general and administrative expenses                         312,111
                                                               ---------------
         Total operating expenses                                    1,187,510
                                                               ---------------
Net loss                                                       $      (666,073)
                                                               ===============
Net loss per partnership interest unit:
     Basic and diluted                                         $         (0.08)
                                                               ===============
Weighted average number of member units
     outstanding                                                     8,471,770
                                                               ===============


























--------------------------------------------------------------------------------
                     See accompanying notes to consolidated financial statements

                                    Y-TEL INTERNATIONAL, L.L.C. AND SUBSIDIARIES
                                       CONSOLIDATED STATEMENT OF MEMBERS' EQUITY
                                                                     (Unaudited)
                                          For The Six Months Ended June 30, 2004
--------------------------------------------------------------------------------



                                                                       Total
                     Member      Members'    Deferred   Accumulated   Members'
                      Units      Capital   Compensation   Deficit      Equity
                   ----------- ----------- ------------ ----------- ------------
Balance at
 January 1, 2004    9,700,359  $1,339,302  $   (60,000) $ (544,056)  $  735,246

Member units
 issued for cash      435,520     152,000            -           -      152,000

Member units issued
 for conversion of
 notes payable        752,273     190,000            -           -      190,000

Member units
 received
 in treasury         (197,966)          -            -           -            -

Member units
 repurchased       (2,474,581)   (242,000)           -           -     (242,000)

Estimated fair value
 of services
 rendered by members        -     240,000       46,000           -      286,000

Net loss                    -           -            -    (666,073)    (666,073)
                   ----------  ----------  -----------  ----------   ----------
Balance at
 September 30, 2004 8,215,605  $1,679,302  $   (14,000) $(1,210,129) $  455,173
                   ==========  ==========  ===========  ===========  ==========

















--------------------------------------------------------------------------------
                     See accompanying notes to consolidated financial statements

                                    Y-TEL INTERNATIONAL, L.L.C. AND SUBSIDIARIES
                                            CONSOLIDATED STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------
                                                             For The Six Months
                                                            Ended June 30, 2004
                                                            -------------------
                                                                 (Unaudited)
Cash flows from operating activities:
  Net loss                                                   $      (666,073)
  Adjustments to reconcile net loss to net
    cash used in operating activities:
      Depreciation and amortization                                   20,482
      Estimated fair value of services rendered by members           240,000
      Amortization of deferred compensation                           46,000
      Bad debt expense                                                39,800
      Changes in operating assets and liabilities:
           Accounts receivable                                       (46,858)
           Prepaid expenses                                           (7,060)
           Due from members                                           (6,075)
           Deposits                                                  (47,962)
           Accounts payable and accrued expenses                     236,723
           Due to related parties                                    138,284
           Unearned income                                            18,427
                                                             ---------------
  Net cash used in operating activities                              (34,312)
                                                             ---------------
Cash flows from investing activities:
  Purchase of fixed assets                                          (134,498)
                                                             ---------------
  Net cash used in investing activities                             (134,498)
                                                             ---------------
Cash flows from financing activities:
  Proceeds from issuance of member units                             152,000
  Purchase of member units                                           (15,000)
                                                             ---------------
  Net cash provided by financing activities                          137,000
                                                             ---------------
Net decrease in cash                                                 (31,810)

Cash at the beginning of period                                       45,680
                                                             ---------------
Cash at end of period                                        $        13,870
                                                             ===============


See accompanying notes to the consolidated financial statements for information relating to non-cash investing and financing activities.








--------------------------------------------------------------------------------
                     See accompanying notes to consolidated financial statements

                                    Y-TEL INTERNATIONAL, L.L.C. AND SUBSIDIARIES
                                     NOTES  TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                     (Unaudited)
                                          For the Six Months Ended June 30, 2004
--------------------------------------------------------------------------------
NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------
Nature of Business
------------------
The financial statements include the activities of Y-Tel International, LLC. ("Y-Tel") and its wholly owned subsidiaries, Y-Tel International - Panama, S.A. ("Y-Tel Panama") and International Telekom, LLC. ("International"), formally Intel Communications, L.L.C., collectively referred to as the Company.

Y-Tel was organized in Florida on August 8, 2003. Y-Tel Panama was incorporated in the Republic of Panama on September 1, 2003. International was organized in Florida on June 16, 2003, and acquired by Y-Tel on October 26, 2003.

The Company provides long-distance and other telecom related services to phone companies. The Company is currently targeting markets in the rapidly developing Americas region (Caribbean, Central and South Americas).

As a result of the commencement of the Company's principal operations and related revenues in the six-month period ended June 30, 2004, the Company ceased to be a development stage enterprise.

On October 12, 2004, the Company entered into an Agreement and Plan of Reorganization (the "Agreement") with Consolidated Pictures Corp. ("CPC"). Such transaction was accounted for as a reorganization (see Note 6). The Company is considered the acquirer for accounting purposes (a "reverse acquisition") because of (a) its majority ownership of CPC (b) its representation on CPC's board of directors and (c) executive management positions held by former officers of the Company.

Consolidation
-------------
The accompanying consolidated financial statements include the accounts of Y-Tel and its wholly owned subsidiaries. All material intercompany transactions and balances have been eliminated in consolidation.

Going Concern
-------------
The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern which contemplates, among other things, the realization of assets and satisfaction of liabilities in the ordinary course of business. The Company has incurred losses through June 30, 2004, has negative working capital at that date of approximately $620,000, and has a lack of operational history which, among other factors, raise substantial doubt about its ability to continue as a going concern.

Management recognizes the Company must generate additional resources to enable it to continue operations. Management has completed a reverse merger with CPC. The merger will provide the Company with an opportunity to raise working capital through the public markets. Additionally, management intends to obtain funding through convertible debt financing from an outside third party.

--------------------------------------------------------------------------------

                                    Y-TEL INTERNATIONAL, L.L.C. AND SUBSIDIARIES
                                     NOTES  TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                     (Unaudited)
                                          For the Six Months Ended June 30, 2004
--------------------------------------------------------------------------------
NOTE 1 - NATURE OF BUSINESS  AND  SUMMARY OF  SIGNIFICANT  ACCOUNTING  POLICIES,
--------------------------------------------------------------------------------
continued
---------
The successful outcome of future fund raising activities cannot be determined at this time, and there is no assurance that, if achieved, the Company will have sufficient funds to execute its intended business plan or generate positive operating results.

Foreign Operations and Concentrations
-------------------------------------
The Company services both domestic and foreign-based customers. Since March 2004, the Company has been concentrating its resources on servicing and expanding its customer base. As of June 30, 2004, one customer accounted for 100% of the outstanding receivables and the same customer accounted for approximately 65% of its sales for the six months then ended.

As of June 30, 2004, equipment installation in process with a cost of $454,164 is located outside the United States of America.

Revenue Recognition
-------------------
The Company's revenue is created primarily from the sale of traffic (minutes) to other telecommunications companies. Revenue is recognized when invoiced to the customer, which approximates the time the phone calls are placed.

Use of Estimates
----------------
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Significant estimates include the realizability of long-lived assets, collectibility of accounts and other receivables, among others. Actual results may differ from those estimates.

Note Receivable
---------------
The Company has one outstanding note receivable from a major principal of SunGlobe Telecommunications, Inc. (see Note 4). The note does not bear interest nor contain a maturity date. Management expects the note to be collected before the end of 2005.

Concentration of Risks
----------------------
The Company's accounts receivable are subject to potential concentrations of credit risk. The Company does not believe that it is subject to any unusual or significant risks in the normal course of its business. Management believes all receivables are fully collectible at June 30, 2004 and therefore, an allowance for bad debts has not been recorded on the financial statements.
--------------------------------------------------------------------------------

                                    Y-TEL INTERNATIONAL, L.L.C. AND SUBSIDIARIES
                                     NOTES  TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                     (Unaudited)
                                          For the Six Months Ended June 30, 2004
--------------------------------------------------------------------------------
NOTE 1 - NATURE OF BUSINESS  AND  SUMMARY OF  SIGNIFICANT  ACCOUNTING  POLICIES,
--------------------------------------------------------------------------------
continued
---------
Unearned Income
---------------
During 2004, the Company collected a deposit for telecommunications traffic from a new customer. The Company is amortizing the deposit on a monthly basis in relation to the customer's usage. At June 30, 2004, the remaining balance was $18,427. The customer is expected to use the remaining balance before the end of 2004.

Deferred Compensation
---------------------
Deferred compensation represents the estimated value of services provided by members in exchange for member units based on an employment agreement signed by the parties. Such service costs are being amortized over a period of nine to twelve months, which approximates the service period. The amortization of deferred compensation was $46,000 for the six months ended June 30, 2004.

Income Taxes
------------
Y-Tel and International have elected to be taxed as partnerships. As a result, any tax liability is not incurred by the companies, but is passed on to the individual members for reporting on each member's federal and state income tax return. As a foreign entity which generates revenue in a foreign country, Y-Tel Panama does not file an income tax return in the United States.

Fixed Assets
------------
The two largest pieces of equipment are telecom switches, one located in Miami, Florida and the other locate in Panama City, Panama. The equipment in Panama has not yet been placed in service and is shown on the balance sheet as equipment installation in process.

NOTE 2 - RELATED PARTY TRANSACTIONS
-----------------------------------
During the six months ended June 30, 2004, the Company recorded $240,000 as an increase to members' capital based on the estimated fair value of services provided by various members and amortized $46,000 of prior year deferred compensation.

As of June 30, 2004 the net outstanding balance due to related parties was $264,461, all of which is non-interest bearing and due on demand. During 2004, the Company incurred contract labor from a company owned by a member of the Company of $142,297.





--------------------------------------------------------------------------------

                                    Y-TEL INTERNATIONAL, L.L.C. AND SUBSIDIARIES
                                     NOTES  TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                     (Unaudited)
                                          For the Six Months Ended June 30, 2004
--------------------------------------------------------------------------------
NOTE 2 - RELATED PARTY TRANSACTIONS, continued
----------------------------------------------
The details of the net amounts due to related parties are provided below:

Due from related parties:
     Related to membership interest                          $        144,000
     Related to acquisition (see Note 4)                               34,260
                                                             ----------------
                                                                      178,260
Due to related parties:
  Equipment purchases                                                 135,472
  Contract labor                                                      279,019
  Rent reimbursement                                                    3,800
  Travel expense reimbursement                                         24,430
                                                             ----------------
                                                                      442,721
                                                             ----------------
     Due to related parties, net                             $        264,461
                                                             ================

Due From Members
----------------
As of June 30, 2004, the Company has advances due from a member related to the acquisition of International of $44,800. Additionally, during the six months ended June 30, 2004, the Company advanced $6,075 to various members. The advances do not bear interest or contain a maturity date. Management expects the advances to be collected before the end of 2005.

Due to Member
-------------
On February 18, 2004 the Company entered into an agreement to purchase 2,474,581 member units from a majority member for $242,000 for the purpose of reissuing units to new members. At June 30, 2004, the remaining balance to be paid was $227,000. The agreement is non-interest bearing and is due on December 31, 2004.


NOTE 3 - Basic and Fully Diluted Loss Per Member Unit
-----------------------------------------------------
The Company computes earnings per member unit in accordance with the provisions of Statement of Financial Accounting Standard ("SFAS") No. 128, "Earnings Per Share." Basic earnings per member unit includes no dilution and is computed by dividing loss available to members by the weighted average of member units outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity that were outstanding for the period, similar to fully diluted earnings per share. Because the Company has incurred a net loss and there are no potentially dilutive member units, basic and diluted loss per member unit are equal.




--------------------------------------------------------------------------------

                                    Y-TEL INTERNATIONAL, L.L.C. AND SUBSIDIARIES
                                     NOTES  TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                     (Unaudited)
                                          For the Six Months Ended June 30, 2004
--------------------------------------------------------------------------------
NOTE 3 - Basic and Fully Diluted Loss Per Member Unit, continued
----------------------------------------------------------------

A summary of the number of units used to compute earnings per member unit is as follows:

                                                           For The Six Months
                                                           Ended June 30, 2004
                                                       -------------------------
         Weighted average number of member
           units used to compute basic earnings
           per member unit                                          8,471,770

         Weighted average number of dilutive member
           units equivalents                                                -
                                                              ---------------
         Weighted average number of member
           units used to compute diluted earnings
           per member unit                                          8,471,770
                                                              ===============


NOTE 4 - Acquisition of SunGlobe Telecommunications, Inc.
---------------------------------------------------------
In December 2003, International entered into a letter of intent to purchase the assets of SunGlobe Telecommunications, Inc. ("SunGlobe"), which filed for Chapter 11 bankruptcy on November 15, 2002. The agreed-upon purchase price is $330,000 cash, of which a $25,000 deposit was made. The acquisition of SunGlobe is expected be completed in fiscal 2005.


NOTE 5 - MEMBERS' CAPITAL
-------------------------
A member relinquished 197,966 member units to the Company for no consideration in order for the Company to resell such units and utilize the proceeds for working capital.

As described in Note 2, the Company entered into an agreement to purchase 2,474,581 member units from a majority member for $242,000 for the purpose reselling such member units for working capital.

During 2004, holders of notes payable converted $190,000 into 752,273 member units.

During 2004, the Company sold 435,520 member units for $152,000.






--------------------------------------------------------------------------------

                                    Y-TEL INTERNATIONAL, L.L.C. AND SUBSIDIARIES
                                     NOTES  TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                     (Unaudited)
                                          For the Six Months Ended June 30, 2004
--------------------------------------------------------------------------------
NOTE 6 - SUBSEQUENT EVENTS
--------------------------
In October 2004, the Company completed a recapitalization, whereby it authorized and issued an aggregate of 10,000,000 member units to the members of the Company. All previously issued member units were cancelled and new certificates reflecting the new allocation of member units were issued. The allocation was based on the then current ownership percentages, subsequent to accounting for the addition of the new Company President and an adjustment from treasury for units relinquished for working capital needs of the Company. The member unit amounts and per unit amounts referred to in these financial statements have been adjusted to reflect such recapitalization.

In October 2004, the Company issued 1,166,395 member units to its President, valued at approximately $405,000 (based on the estimated fair value on the date of grant), in connection with a signing bonus and were expensed upon grant.

In October 2004, the Company issued 618,000 member units to an existing member, valued at approximately $215,000 (based on the estimated fair value on the date of grant) for services rendered and were expensed upon grant. On October 25, 2004 the Company, entered into a VoWLAN Exclusive Worldwide Distribution Agreement (the "Agreement") with EBI Communications, Inc. ("EBI"). EBI, headquartered in Fort Lauderdale, Florida, is a global VOIP provider of tier-1 quality voice services to small, medium, and enterprise customers worldwide. In accordance with the Agreement, CPC agreed to pay an Exclusive Marketing Fee of $100,000, $5,000 payable upon execution of the Agreement and $95,000 within 60 days thereafter. Also, in consideration of receiving the exclusive distribution rights, CPC has issued EBI 300,000 shares of restricted common stock valued at approximately $700,000 (based on the estimated fair market value on the date of grant).

As discussed in Note 1, the Company entered into an agreement with CPC in October 2004.

Simultaneously with the closing of the acquisition, Mr. Pack, the then President and director of CPC, sold 1,450,400 restricted shares of CPC common stock for $158,334 to Health Care Services, L.L.C. ("HCS"). HCS is a business associate of the Company but neither it nor its officers, directors, or managers are affiliates of either the Company or CPC. The shares were acquired by HCS for investment purposes and not with a view toward distribution. Mr. Pack resigned as President at the time of closing of the acquisition and effective October 27, 2004, resigned from the Board of Directors of CPC.

Immediately prior to the reorganization, CPC had 4,579,900 outstanding shares of common stock and no outstanding shares of preferred stock. In accordance with the Agreement, the CPC issued 10,000,000 shares of its common stock to the members of the Company in exchange for all of the outstanding member interests of the Company. Immediately after the reorganization, (i) the current stockholders of the CPC owned 3,129,500 shares, or approximately 21%, and (ii) CPC is now controlled by the former members of Company, who own 69% of the outstanding CPC shares. The share exchange ratio in the acquisition was determined through arms-length negotiations between the Company and CPC.
--------------------------------------------------------------------------------

                                    Y-TEL INTERNATIONAL, L.L.C. AND SUBSIDIARIES
                                     NOTES  TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                     (Unaudited)
                                          For the Six Months Ended June 30, 2004
--------------------------------------------------------------------------------
NOTE 6 - SUBSEQUENT EVENTS, continued
-------------------------------------
Management accounted for the reorganization as a capital stock transaction. Accordingly, the reorganization will be reported as a recapitalization of CPC. The Company is considered the acquirer for accounting purposes (a "reverse acquisition") because of (a) its majority ownership of CPC, (b) its representation on the CPC's board of directors, and (c) executive management positions held by former officers of the Company.

In connection with the reorganization, CPC has entered into employment agreements with two officers. Such agreements are in effect through July 2006 and continue in effect from year to year thereafter unless otherwise terminated, pursuant to the terms of such contracts. Future annual minimum payments under these employment agreements approximate $288,000, with potential annual increases as defined. In connection with the employment agreements, CPC has agreed to issue an aggregate of 1,000,000 options to purchase common stock of CPC to the two officers, with and exercise price of $0.10, which vest immediately and expire through October 2014. The Company recorded compensation expense of $835,000 in connection with the issuance of the employee options. Also, CPC has entered into consulting agreements with three stockholders and former members of Y-Tel. Such agreements are in effect through June 2005 and provide for aggregate monthly consulting fees of $36,000. CPC also agreed to issue an aggregate of 1,500,000 options to purchase common stock of CPC to the consultants, with an exercise price of $0.55 which vest immediately and expire through September 2007. The options were valued using the Black-Scholes option pricing model at an aggregate of $1,380,000.

The proforma financial information has not been presented because CPC had no significant operations.






















--------------------------------------------------------------------------------
                                                                              11